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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 FORM 8-K/A-1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): May 19, 2000




                          TOPCLICK INTERNATIONAL, INC.
                     -------------------------------------
            (Exact name of registrant as specified in its charter)



     Delaware                        0-30382              33-0755473
------------------                 -----------         ----------------
(State or other jurisdiction of    (Commission         (IRS Employer
incorporation or organization)     File No.)           Identification No.)



                        Suite 200, 1636 West 2nd Avenue
                 Vancouver, British Columbia, Canada  V6J 1H4
               ------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (604) 737-1127




                        ------------------------------
             (Former name or former address and telephone number,
                         if changed since last report)

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ITEM 7:   EXHIBITS
------    --------

     (a)       Exhibit
               -------

     Item      Title
     ----      -----

     18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant hereby furnishes the letter of Buckley Dodds, former accountants to the Company.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOPCLICK INTERNATIONAL, INC.



Date:  June 2, 2000                     By:  /s/ Chris Lewis
                                             -----------------------------
                                             Chris Lewis, President